

Investor Presentation

April 2019

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC), MPLX LP (MPLX) and Andeavor Logistics LP (ANDX). These forward-looking statements relate to, among other things, MPC's acquisition of Andeavor and include expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC, MPLX and ANDX. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan," "policy," "position," "potential," "predict," "priority," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies' control and are difficult to predict.

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; the potential merger, consolidation or combination of MPLX with ANDX; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX or ANDX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with Securities and Exchange Commission (SEC).

Factors that could cause MPLX's actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX's ability to meet its distribution growth guidance; our ability to achieve strategic and financial objectives, including with respect to projects and proposed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of MPLX's capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute its business plans, growth strategy and self-funding model; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC's obligations under MPLX's commercial agreements; modifications to earnings and distribution growth objectives; our ability to manage disruptions in credit markets or changes to our credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to MPLX's capital budget; other risk factors inherent to MPLX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in MPLX's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC.

Forward-Looking Statements (continued)

Factors that could cause ANDX's actual results to differ materially from those implied in the forward-looking statements include: the amount and timing of future distributions; our ability to achieve expected coverage improvement and distributable cash growth; our ability to execute a funding model with no additional equity issuances and limited parent support; net earnings and EBITDA run rate; our ability to achieve our financial and strategic targets; negative capital market conditions, including an increase of the current yield on common units; our financial position, liquidity and capital resources, including available capacity under our credit facilities and access to debt on commercially reasonable terms; our financial and operational outlook, and ability to fulfill that outlook; our Permian Basin growth strategy, expected capital investment, and expectations related to increasing customer demand and additional future growth opportunities; the August 2018 drop down from Andeavor, including the expected benefits thereof and the annual net earnings and EBITDA expected to be generated thereby; the status and expected timing of our current projects, including capital investments; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; changes to the expected construction costs and timing of projects and planned investments, and our ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of MPC/Andeavor's obligations under ANDX's commercial agreements; continued/further volatility in and/or degradation of market and industry conditions and their effects on our business; our ability to manage disruptions in credit markets or changes to our credit ratings; adverse changes in laws including with respect to tax and regulatory matters; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; changes to ANDX's capital budget; other risk factors inherent to ANDX's industry; risks related to MPC as set forth above, including those related to MPC's acquisition of Andeavor or the potential merger, consolidation or combination of MPLX with ANDX; and the factors set forth under the heading "Risk Factors" in ANDX's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Copies of MPC's Form 10-K are available on the SEC website, MPC's website at http://ir.marathonpetroleum.com or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. Copies of ANDX's Form 10-K are available on the SEC website, ANDX's website at http://ir.andeavorlogistics.com or by contacting ANDX's Investor Relations office.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. Reconciliations to the nearest historical GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, MPLX or ANDX, net cash provided by (used in) operating, investing and financing activities, Speedway income from operations or other financial measures prepared in accordance with GAAP. Distribution coverage ratio is the ratio of DCF attributable to GP and LP unitholders to total GP and LP distributions declared. Certain forecasts were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these forward-looking non-GAAP financial measures to the nearest GAAP financial measures have not been provided.

MPC – A Leading Energy Company

Refining



Superior Operations

Strategic Investment to Capture Value

New Technology to Optimize Assets

Industry Leader in Safety, Reliability, and Environmental Stewardship

Midstream



Significant Growth Opportunities

Strategic Alignment with Refining

Commercial Focus on Integration to Enhance Value

Marketing & Retail


MARATHON
Speedway

Expanding Platform Across: Retail, Wholesale, and Brand

Invest in Technology to Improve Customer Experience

Enhancing Margin with Non-Fuel Sales

Built For Change: Our Strategic Vision

Core Values and Operational Excellence

Core values underpin our commitment to people, safety, and the environment

Maximize asset reliability and potential

Integrated Business Model

Enhances value capture and ability to achieve synergies

- Refining & Marketing
- Midstream
- Retail

Strategic & Disciplined Investments

Creates competitive advantages

Strong project returns

Grow profitability

Financial Strength

Provides through-cycle protection and flexibility

Compelling capital return policies

Responsible Corporate Leadership

MPC has earned **72%** of the EPA's Energy Star recognitions awarded to refineries

13 Environmental achievement awards earned from state environmental agencies

19 Facilities earned OSHA's highest status

MPC manages **21** certified wildlife habitats consisting of **1,352** acres

Safety Performance[1]



OSHA Recordable Incident Rate
0.8
0.6
0.4
0.2
0.0
0.45
0.37
0.33
0.36
0.27
2014
2015
2016
2017
2018

Environmental Performance[2]



Tons of emissions per million barrels of throughput
45
35
25
46
46
40
37
34
2013
2014
2015
2016
2017

MPC Refining   Industry Average



October 2018
Perspectives on Climate-Related Scenarios
RISKS AND OPPORTUNITIES
2018 CITIZENSHIP REPORT

[1] Safety performance based on OSHA Recordable Incident Rate for Refining industry; industry average source: Bureau of Labor Statistics; 2018 includes MPC and legacy Andeavor refineries [2] Environmental performance based on criteria pollutant emissions and includes MPC, MPLX and the legacy Andeavor refineries; does not include emissions from ANDX

Leveraging a Larger System: Unprecedented Opportunities

Feedstock Acquisition



Inbound Logistics



Refining & Processing



Outbound Logistics



Marketing & Retail



- Additional access to advantaged feedstocks
- Expanded logistics system lowers crude acquisition costs + increases speed to market
- Broader market presence creates new product placement options
- Additional touchpoints along energy value chain increase margin capture
- Nationwide marketing channels create optimization opportunities

Scale enhances opportunities for value creation

Integration: Further Opportunities for Value Chain Capture

- Nationwide footprint enables connectivity to key supply sources and demand hubs
- Broader, integrated system increases capability to capture value from market dislocations
- Value chain integration enhances profitability and elevates businesses beyond sum-of-the-parts



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Detroit
Canton
Chicago
Pittsburgh
Salt Lake City
Martinez
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Note: Map arrows are indicative of potential refined product movements

Increasing Synergy Potential

Synergy Outlook[1]

($ millions)


665
200
465
300
90
210
55
380
110
270
1,400
400
1,000
Refining & Marketing
Retail
Midstream
Corporate
Total

Estimated Annual Run-Rate

($ millions)


600
120
480
1,000
290
710
1,400
450
950
YE2019
YE2020
YE2021

■ *Initial Synergy Estimates*[2] ■ Updated Synergy Estimates

Raising gross run-rate synergy potential by up to 40 percent to $1.4 billion

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

Growing Profitability: Attractive Profile for Investors

MPC has significantly diversified, and ***non-refining segments now contribute ~50% of EBITDA.*** Our strategic and disciplined investments have grown our business, creating an ***attractive opportunity for investors*** especially relative to energy and the broader market.

EBITDA by Operating Segment[1]



~15%
~50%
2013
2017
2019E
Midstream
Retail
Refining & Marketing

Free Cash Flow Yield[2]



10%
8%
6%
4%
2%
0%
9.7%
7.3%
6.9%
6.6%
4.5%
S&P 500
5.2%
Energy Index
4.1%
MPC
VLO
PSX
CVX
XOM

[1] Segment EBITDA excludes corporate and unallocated costs; 2019E based on 2019 plan [2] Per Bloomberg, as of February 5, 2019 based on last twelve months data. Free cash flow represents operating cash flow less capex per share

Financial Strength Underpins Total Shareholder Returns

MARATHON

Robust Balance Sheet[1]

- Investment grade rating
- ~20% debt to market cap
- $8+ billion of liquidity

Capital Spend[1]

- $2.8 billion plan in 2019
  - Flat with 2018E (combined)
  - Anticipate flat in 2020
- Compelling investments drive EBITDA growth
- Self-funded MLPs

Capital Return[1]

- ≥50% of discretionary free cash flow[2] targeted to be returned to shareholders
- 10%+ annual dividend growth target

Strong, growing shareholder returns

[1] MPC parent level metrics as of November 30, 2018 [2] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex

MPC: Formula for Creating Exceptional Value

Leading assets & capabilities	+	Strategic vision to grow value	=	Exceptional opportunity for investors
Premier asset base		Core values and operational excellence		Through-cycle resilience
Experienced management team		Integrated business model		Competitive advantages
Strong balance sheet		Disciplined investments		Profitable growth
		Financial strength		Strong shareholder return profile

Appendix

Roadmap to Creating Superior Value – Refining

Supply Optionality

Leverage broader scale + logistics assets to source cost-advantaged crude

Create competitive purchasing advantages through integration

Operational Excellence & Optimization

Enhance reliability + availability of assets

Reduce cost structure

Optimize existing processes to deliver synergies

Investments to Enhance Margin

Focus on upgrading capabilities (yield flexibility + conversion capacity)

Track record of execution

Return hurdle >20%

Product Placement Flexibility

Enhance domestic product placement flexibility

Expand international export opportunities

MPC Refining Footprint and Regions


Refining Locations
Anacortes
Mandan
Dickinson
St. Paul Park
Detroit
Canton
Salt Lake City
Robinson
Catlettsburg
Martinez
Gallup
Los Angeles
El Paso
Garyville
Galveston Bay
Kenai

West Coast

- 4 refineries: 711 MBPD[1]
- Pricing indicator: WC ANS 321

Mid- Con

- 10 refineries: 1,161 MBPD[1]
- Pricing indicator: Chicago WTI 321

Gulf Coast

- 2 refineries: 1,149 MBPD[1]
- Pricing indicator: GC LLS 321

[1] Capacities are based on 2018 O&GJ report and reflect crude unit calendar day rate

Broader Scale Expands Supply Optionality

- Larger footprint expands access to advantaged supply:
  1. *Canadian*
  2. *Bakken*
  3. *Permian*
- New logistics assets lower crude acquisition costs
- Crude processing flexibility enhances capture of advantaged feedstocks



ANS
Canadian
1
Bakken
2
Other Crudes (Global Heavy, Arab, California, other)
WTI
Permian
3
GOM

1 Canadian Crude Flexibility

- Broader system increases access to Canadian crudes enhancing margin capture
- Over 500 MBPD of Canadian crude purchases
- Approximately 67% heavy and 33% light-synthetic



Trans Mountain
Enbridge Mainline
Anacortes
Rail
Clearbrook
Keystone
MPL
Portland
St. Paul Park
Detroit
SAX/ Mustang
Canton
Robinson
Martinez
Spearhead/Flan S.
Ozark
Catlettsburg
Cushing, OK
Los Angeles
MPLX Barge
TransCanada Marketlink
Seaway
Garyville
Galveston Bay
Nederland, TX

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-WCS	14.75	26.25	20 - 40

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg [2] MPC estimates

2 Bakken Strategy Optimization

- New logistics assets increase Bakken crude access, providing more options to capture margin
- Connectivity and secured space on long-haul pipelines provide flexibility to our Midwest refineries



Anacortes
Rail
Johnson's Corner
Mandan
Clearbrook
St. Paul Park
Flanagan
Chicago
Detroit
Canton
Robinson
Patoka
Catlettsburg

	2014-'17[1]	2018 Avg.[1]	Long-Term Outlook[2]
WTI-Bakken	2.50	2.50	1 - 11

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg [2] MPC estimates

3 Permian Strategy Optimization

Increasing integrated footprint in the Permian creates multiple benefits across our platform

- Gathering systems create direct crude sourcing of advantaged crude for our refineries (est. 300 MBPD total)
- Long haul pipelines lower transport cost and equity interest generates stable fee-based midstream income
- Export facilities provide flexibility to optimize between MPC refining demand and global demand



TX
LA
El Paso
Wink
Orla
Crude pipeline (planned investment)
Gray Oak Pipeline
(under construction)
Freeport
Galveston Bay
Garyville
Corpus Christi
South Texas Gateway
Terminal

	2014-'17 [1]	2018 Avg. [1]	Long-Term Outlook [2]
WTI-Midland	2.00	7.25	1 - 7
Brent-WTI	4.25	6.75	3 - 12

Note: Differentials ($/BBL) rounded to nearest $0.25; pipelines are shown pictorially only to show flow paths [1] Bloomberg [2] MPC estimates

Key Strategic Investments: Grow EBITDA

Expected Annualized Average EBITDA[1]

($ in millions)



+$80
GVL Diesel
+$250
GVL Crude
GVL Coker
LARIC[1]
+$270
DKR Renewable
CGB Crude
ROB FCC/Alky
+$530
GVL Coker 3
GBR STAR[1]
$1,130
2019E
2020E
2021E
2022E
Total

2019E	2020E	2021E	2022E	Total
$850	$1,200	$650	$100	$2,800

Capex[2] ($ in millions)

- Investments focused on upgrading capabilities, yield flexibility, and conversion capacity
- Track record of executing on-schedule and exceeding return forecasts
- Minimum return threshold of 20%

Average 30% projected IRR on these projects

[1] Annual EBITDA reflected upon completion of project; LARIC (Los Angeles Refinery Integration and Compliance) project and GBR STAR (South Texas Asset Repositioning) project phase in prior to completion [2] Annual capex projections rounded

Garyville Coker 3 Project

Increases Garyville coking capacity by 50% to 150 MBPD to increase capability to upgrade resid

- Enhances distillate yields
- Leverages existing infrastructure
- Increases ability to capture upside from light-heavy crude spreads

Project details and estimates:

- 50 MBPD incremental coking capacity
- Planned completion 4Q21
- Capex < $800 MM
- EBITDA ~ $180 MM[1]
- IRR > 20%


Coker 3
Location

[1] EBITDA is projected average annual

Galveston Bay STAR Program

Creates a world-class refining complex with 40 MBPD increased crude unit capacity

- Increases resid processing and improves gasoil recovery
- Optimizes operations and reduces costs

Project details and estimates:

- Staged investment - on schedule and on budget
- Planned completion early 2022
- Capex ~ $1.5 B ($1.2 B for 2019-2022)
- EBITDA ~ $525 MM[1] ($175 MM already captured)
- IRR > 40%



[1] EBITDA is projected average annual

Dickinson Renewable Diesel

Produce renewable diesel to capture economic opportunity created by California Low Carbon Fuel Standard and Federal Renewable Fuel Standard

- Convert refinery to process soybean and corn oil to make 12 MBPD of renewable diesel
- Local feedstock supply advantage
- Leverages existing infrastructure

Project details and estimates:

- Planned completion late 2020
- Capex ~ $455 MM
- EBITDA ~ $180 MM[1]
- IRR > 30%



[1] EBITDA is projected average annual

Los Angeles LARIC Project

Increases the flexibility to produce distillates and significantly lowers emissions

- 30–40 MBPD of gasoline and distillate yield flexibility
- Physical integration of the Los Angeles refinery complex enhances optimization
- Reduces NOx, SOx and CO_2 emissions

Project details and estimates:

- Planned completion early 2020
- Capex ~ $510 MM (Only $70 MM remains)
- EBITDA ~ $125 MM[1]
- IRR > 20%




CAT

[1] EBITDA is projected average annual

IMO: Global Opportunities for Complex Refineries

- Refiners shift to maximum distillate production and resid upgrading
- Ship owners accelerate installation of scrubbers to enable HSFO consumption
- Low complexity refineries lighten crude slate
- HSFO displaces crude oil and LNG fuels in oil fired power generation
- Gasoline production dampened by blending low sulfur FCC feedstocks to LSFO



Coker Upgrading (ULSD - 3% Resid Fuel Oil)
$60
$50
$40
$30
$20
$10
$0
$/BBL
Forecast
2010
2015
2020
2025
2030
Actuals
PIRA
IHS
MPC

Anticipated impacts above are expected to normalize by 2025

Source: MPC, IHS, PIRA (S&P Global PLATTS Analytics World Refining Database and Analytics Agriculture 2020, © 2018 by S&P Global Platts)

MPC Well-Positioned Among U.S. Refiners

MPC well-positioned to produce high value fuels and capture benefits from the adoption of low sulfur fuels regulations – given investments over past decade to enhance upgrading capabilities.


Residual Fuel Oil Production
RFO Production as % of Total RP Production
20%
15%
10%
5%
0%
World Average 8.1%
U.S.
Asia Pacific
Europe
South America
Middle East
CIS (FSU)


Resid Upgrading & Distillate Hydrotreating Capacity
MBPD
1,000
750
500
250
0
MPC
VLO
PSX
XOM
CVX
BP
Resid Upgrading
Distillate Hydrotreating

Sources: Joint Oil Data Initiative (JODI), O&GJ - PennWell Knowledge Center; resid upgrading includes coking, resid hydrocracking, resid deasphalting, and asphalt; distillate hydrotreating includes kerosene/jet, diesel, and other distillate desulfurization

Sensitivities to Potential IMO Factors

Key Metric	Potential Impacts	EBITDA Impact from $1/BBL change
Blended 321 Crack	Higher crack required to support increased refinery production and meet elevated demand for low sulfur fuels	~ $1,150 MM
- *Gasoline Crack*	- *Refining yield shift to max distillate production and reduced FCC utilization due to low sulfur FCC feedstocks being blended into low sulfur marine fuels*	*~ $765 MM*
- *Distillate Crack*	- *Increased demand due to blending low sulfur distillate in marine fuels*	*~ $385 MM*
Heavy Crude Differential	Discount of high sulfur fuel oil reduces refining value of heavy crudes	~ $570 MM
ULSD – 3% Resid Fuel Oil	Drastic reduction in demand for high sulfur marine fuel oils will drive large discounts	~ $40 MM

Note: Crack spreads based on 38% WTI, 38% LLS, and 24% ANS with mid-continent, USGC, and west coast product pricing, respectively.

Unprecedented Opportunities for Light Product Optimization

- Nationwide footprint enables connectivity to all US markets
- Multiple pathways cost-effectively balance supply/demand

Connectivity + export optionality = maximum refinery utilization



Kenai
Anacortes
Portland
Dickinson
Mandan
St. Paul Park
Detroit
Canton
Pittsburgh
Chicago
Salt Lake City
Martinez
Robinson
Catlettsburg
Los Angeles
Las Vegas
Gallup
Albuquerque
Nashville
Phoenix
El Paso
Galveston Bay
Garyville
Eastern Mexico
Exports
Florida & East Coast

Mexico Strategy Optimization

1. Utilizing ARCO brand at 105 stations in Western Mexico, expanding ARCO to Chihuahua and Baja Sur in early 2019
2. Developing Mexico supply capabilities and efficiency with new Rosarito light products terminal in Northern Baja and leased capacity being built in Sinaloa
3. Low cost Gulf Coast refining supply for products in Eastern Mexico
4. Central Mexico supply optionality via rail and trucking from El Paso refinery



MPC Refineries
ARCO Operations
Rail Facility
Terminal
Martinez
Los Angeles
Gallup
El Paso
Galveston Bay
Garyville
ARCO
1
2
3
4

Multi-pronged approach creates a unique integration platform to generate ratable and growing EBITDA

Operational Excellence: Delivers Significant Value


Cash Operating Expense[1]
Cash Operating Expense Index
Capacity
2016 U.S. Average
4th Quartile
3rd Quartile
2nd Quartile
1st Quartile
ANDV '16
MPC '16
Legacy MPC '18E
Galveston Bay '14
Galveston Bay '16
Galveston Bay '19E

- Improve operating costs
- Best-in-class energy efficiency and turnaround performance
- Supply chain cost improvement
- Reliability and utilization

[1] Based on prior Solomon Studies and MPC estimates

R&M Segment Synergies

Estimated Annual Run-Rate[1]

($ millions)


665
200
465
420
160
260
250
100
150
YE2019
YE2020
YE2021
Initial Synergy Estimates[2]
Updated Synergy Estimates

Synergy Projections by Sub-Category

($ millions)


665
160
100
70
100
140
95
Refining Optimization and Best Practices
Refining Business Process Improvement
Turnaround / Maintenance Efficiency
Marketing
Supply and Trading
Procurement
Total

Raising gross run-rate synergy potential by up to ~40 percent to $665 million

[1] Procurement synergies allocated 50/50 to Refining & Marketing and Corporate [2] Initial synergy estimates provided April 30, 2018

Roadmap to Creating Superior Value – Midstream

Capture Full Midstream Value Chain

Participate across value chain to diversify business and enhance margins

Alleviate in-basin bottlenecks

Connect supply to global demand markets

Enhance Cash Flow Stability

Long-haul pipelines add stable cash flow

Export facilities meet significant, growing market needs

Leverage existing assets for incremental third-party business

Grow in Premier Basins

Permian: significant growth opportunities

Marcellus: disciplined growth to support key producers

Bakken: select opportunities

Leverage MPC Relationship

Fosters growth opportunities

Enhances projects via volume commitments

Financial Priorities

Self-funding business model

Target mid-teen returns on growth investments

Maintain investment grade credit profile

U.S. Production Growth Creates Midstream Opportunities

Strong production growth in crude, natural gas, and natural gas liquids will require additional infrastructure to link supply to global demand markets. ***Pipelines, processing, fractionation and export facilities will be needed*** to allow producers to realize full product value.



Crude
MMBPD
16
14
12
10
8
6
4
+50%
Exports
2015
2017
2019E
2021E
2023E
2025E
Natural Gas
Bcfd
110
100
90
80
70
60
50
40
+33%
Exports
2015
2017
2019E
2021E
2023E
2025E
NGL
MMBPD
8
7
6
5
4
3
2
1
0
+69%
Exports
2015
2017
2019E
2021E
2023E
2025E
Demand
Production

Source: EIA, MPC

Capturing Permian Opportunities: Follow the Molecule

Creating an integrated footprint from the Permian to the Gulf Coast

1. Gathering and processing
2. Long-haul pipelines
3. Fractionation
4. Export terminals



Legend
Crude
NGL
Natural Gas
TEXAS
Delaware & Midland Basins
1
2
3
4

Permian G&P Feeds Downstream Opportunities

Gathering systems create significant growth opportunities in the Permian


TexNew Mex System
Conan Gathering System
ANDX RIO Pipeline
To Midland
Crude pipeline
To Houston area
Gray Oak Pipeline
To Corpus Christi


Legend [1]
Crude pipeline
Natural gas pipeline
NGL pipeline
Crude gathering
Existing processing plant
Future processing plant


Preakness
Torñado
Argo
Apollo
Hidalgo
BANGL Pipeline
To Texas City area
Whistler Pipeline
To Agua Dulce

Crude gathering

- Conan Gathering system connects refineries to well-head
- Provides volumes for planned Gray Oak pipeline

Natural gas gathering & processing

- Existing plants: Hidalgo, Argo
- Future plants: Apollo, Torñado, Preakness
- 200 MMcfd plants provide volumes for planned Whistler and BANGL pipelines

[1] Pipelines are shown pictorially only to show flow paths; some pipelines are new and/or proposed, including: Gray Oak, Whistler, BANGL

Permian Crude Long-Haul Pipelines

Investments in long-haul pipelines generate stable, fee-based midstream income and also help lower feedstock costs tor MPC refineries

- Gray Oak Pipeline
  - MPC, Diamondback Energy, PSXP
  - ~850 mile, 30-inch diameter
  - Anticipate in-service 4Q19
- Expect to participate in an additional Permian crude pipeline that could supply Galveston Bay refinery


TEXAS
Wink
Orla
Crane
Crude pipeline (planned investment)
Gray Oak Pipeline
Texas City
Galveston Bay
Corpus Christi

Permian Natural Gas Long-Haul Pipeline

Expand our value chain by connecting growing natural gas production to demand from MPC refineries and global export markets

- Whistler Pipeline
  - MPLX, Targa, White Water Midstream, and potentially others
  - ~450 miles, 42-inch diameter
  - Capacity 2 Bcfd
  - ~170 miles, 30- or 42-inch diameter pipe from Agua Dulce to Gulf Coast industrial markets
  - Anticipate in-service 4Q20



TEXAS
Waha
Whistler Pipeline
Texas City
Galveston Bay
Corpus Christi
Agua Dulce

Permian NGL Long-Haul Pipeline and Fractionation

Expand our value chain by connecting growing NGL production and developing new fractionation infrastructure in the Gulf Coast

- BANGL Pipeline (Belvieu Alternative NGL)
  - MPLX, White Water Midstream, and other partners
  - ~400 mile, 24-inch diameter mainline
- Gulf Coast fractionation
  - MPLX, additional partners near Texas City
  - Two potential fractionators with 150 MBPD C2+ capacity each


TEXAS
BANGL Pipeline

Expanding Export Assets at Five Gulf Coast Locations

Export facilities create ability to generate third party revenue and meet global demand for crude, refined products, and NGLs

- Currently in service
  - Mt. Airy, LA: acquired in 3Q18
  - LOOP: expansion with proposed Capline reversal and Swordfish Pipeline
- Planned projects
  - South Texas Gateway: operational in conjunction with Gray Oak Pipeline construction
  - Texas City: hub for planned crude and BANGL pipelines



TEXAS
St. James
Texas City
Mt. Airy
LOOP
Corpus Christi
South TX Gateway

Capline Reversal – Swordfish - LOOP

Competitive full-service solution

Capline

- 40" crude oil pipeline from Patoka, IL, to St. James, LA
- Reversed service planned for September 2020
- Currently in open season

Swordfish Pipeline

- Proposed crude oil pipeline from St. James to Clovelly in Louisiana
- Expected in service first half of 2020
- Currently in open season

LOOP

- Only Gulf Coast port capable of loading 2 MMBBL vessels (VLCC's) without reverse lightering
- Loaded three VLCC's in a seven-day period in 4Q18



Enbridge
Flanagan, IL
DAPL
SAX
Keystone XL
Steele City, NE
Patoka, IL
Woodpat
Keystone
Ozark
Cushing, OK
Memphis, TN
Diamond
Collierville, TN
Capline
St. James, LA
Swordfish
Clovelly, LA
LOOP
St. James
Bayou Bridge (Anticipated late 2018)
Capline Reversal (Future)
Swordfish
Norco
Raceland
St. Charles
Alliance
Meraux
Chalmette
CAM pipeline
Clovelly (LOOP)
Loop storage
International markets
via LOOP Vessel Loading
LOOP

Bakken: Third-Party Growth Opportunities

Full-service midstream offering for both third parties and MPC starting at the well-head with crude oil and natural gas gathering through processing and fractionation with multiple takeaway options

NGL hub development project:

- New 15 MBPD fractionation train
- New NGL pipeline and purity product rail loading
- $150 MM capex cost
- Currently operating, full service anticipated 1Q19



Legend
Crude pipeline
New NGL pipeline
Converted NGL pipeline
Processing plant
Storage Facility
Rail Loading Facility
Connection to DAPL
High Plains
Pipeline System
Robinson
Lake
To Guernsey, WY
To Mandan
Refinery
Fryburg
Dickinson
Refinery
Belfield

Marcellus/Utica: Footprint Continues to Deliver

Marcellus/Utica continues to be the largest natural gas basin in the U.S. Current producer demand supports our buildout of incremental infrastructure:

Forecasted Volumes	2018	2020E
Gathered	3.0 Bcfd	4.4 Bcfd
Processed	5.3 Bcfd	7.3 Bcfd
Fractionated	426 MBPD	600 MBPD

- Expect greater than 35% volume growth with disciplined capital investments deployed to meet demand on a just-in-time basis



OH
PA
WV
Bluestone
Hopedale
Harmon Creek
Cadiz
Houston
Ohio Condensate
Majorsville
Seneca
Mobley
Smithburg
Sherwood
Legend
Utica Complex
Marcellus Complex
NGL Pipeline
Purity Ethane Pipeline

Outlook

MPLX ENERGY LOGISTICS

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$2.2	$2.0
Adjusted EBITDA ($B)	$3.9	$4.4
DCF ($B)[2]	$3.1	$3.5
Outstanding LP Units (MM)	794	794

2019 Distribution Growth: Expect $0.01 per unit increase each quarter

Assumes MPLX and ANDX operate as standalone companies

andeavor logistics

	2019E	2020E
Growth Capital Expenditures ($B)[1]	$0.6	$0.6
EBITDA ($B)	$1.4	$1.6
DCF ($B)[2, 3]	$1.1	$1.2
Outstanding LP Units (MM)	245	245

2019 Distribution Growth: Expect to maintain current distribution pending ongoing review of business

[3] Includes maintenance capital reimbursements from the sponsor of ~$100 MM and $60 MM in 2019 and 2020, respectively

Expected Distributions of ~$1.9 B in 2019

MARATHON

[1] Growth capex net of JV contributions [2] Distributable cash flow before preferred unit distributions

Roadmap to Creating Superior Value – Marketing & Retail

Leverage Scale to Drive Value Creation

Strong brand portfolio and loyalty program

Superior technology platform and buying power

Capture Integration Opportunities

Optimize channel participation and real estate portfolio

Unrivaled light product supply chain flexibility

High-Value Growth

Focus on key markets

Target mid-teen returns for organic investment

Industry consolidation creates M&A opportunities

Enhance Customer Experience

Embrace changing consumer convenience trends

Expand technology and data analytics capabilities

Unparalleled Nationwide Marketing & Retail Footprint


Terminal Sales Location

~12,000 locations nationwide

~16 billion gallons of annual fuel sales[1]

>70% assured gasoline placement

Note: Based on combined estimates for 2018 [1] Across Retail segment and Brand Marketing

Multi-Channel Platform Creates Unrivaled Flexibility

Retail Segment

Retail [1]	Direct Dealer
7.8 billion GPY	2.6 billion GPY



Terminal
Retail Store

R&M Segment

Brand	Wholesale
5.3 billion GPY	16.9 billion GPY



Terminal
Jobber
Wholesale Customer
Retail Store
Retail Store

- Channel diversity maximizes value capture
- Integrated platform provides assured product placement
- Retail segment enables terminal-to-store margin capture

MPC margin capture

Note: annual volumes for all channels reflect combined estimates for 2018 [1] Retail includes Fuel Only locations

Strong and Diversified Fuel Branding Platform

- Enhanced dual proprietary Brand marketing platform (Marathon + ARCO)
- Leverage regional brand strengths and related consumer preferences
- Tremendous growth opportunities in Western states
- Multi branded platform enhances consolidation opportunities

Core Proprietary Brands

Marathon, Speedway, ARCO

Core Licensed Brands

Shell, Exxon, Mobil



ARCO 1,101
Other 1,593
267[1]
85
69
Other 345
2,763
5,594

Note: Store counts as of December 31, 2018 [1] 267 includes SuperAmerica conversions to Speedway; excludes franchise locations

Retail Segment: MPC's Unique Competitive Advantage

Two complimentary retail platforms that generate stable and growing cash flow with unparalleled integration value.



Retail EBITDA Illustration
($ millions)
> 2,000
ANDV Retail
MPC Speedway
Retail Segment EBITDA
Retail Run-Rate Synergy Projection
EBITDA Potential



Speedway #1 in Peer Group Performance
($M EBITDA/Store/Month)
$30
$20
$10
$0
Speedway
Murphy USA
Couche-Tard
Casey's

Best-in-class retail business

Note: Peer Group Performance based on July 2017–June 2018 data from Company Reports

Retail Segment Synergies

Estimated Annual Run-Rate[1]

($ millions)


90
20
70
YE2019
200
50
150
YE2020
300
90
210
YE2021
Initial Synergy Estimates[1]
Updated Synergy Estimates

Synergy Projections by Sub-Category

($ millions)


130
Profit Enhancement
115
Reduce Operating Expenses
20
Reduce G&A Expenses
35
Economies of Scale on Capital Purchases
300
Total

Raising gross run-rate synergy potential by up to ~40 percent to $300 million

[1] Initial synergy estimates provided April 30, 2018

Financial Principles and Policy

- Disciplined investment in growth opportunities
- Through-cycle dividend growth
- Support our investment grade credit rating
- Return cash to shareholders through repurchases
- Maintain the safety, integrity and reliability of our assets


Balance Sheet
Capital Investment
Return of Capital

Balance Sheet: Foundation for Strategy Execution

MPC Liquidity	
Minimum cash balance	$1 – 2 billion
Revolving credit facilities	$6 billion
Trade receivables facility	$750 million

Target Leverage	
	Debt to EBITDA
MPC (excluding MLP's)	≤ 2.0x
MPLX	≤ 4.0x
ANDX	≤ 4.0x

Corporate Credit Rating			
	Moody's	S&P	Fitch
Marathon Petroleum	Baa2	BBB	BBB
MPLX	Baa3	BBB	BBB-
ANDX	Ba1	BBB-	BBB-



Disciplined Capital Allocation Policy

2019 Financial Targets (excluding MLPs):

- Capital expenditures: ~$2.8 billion
- Capital return target: ≥ 50% of discretionary free cash flow[1]
  - Annual dividend target: ≥ 10% growth


Dividends
Capital Expenditures
Share Repurchases

[1] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex

Disciplined Capital Spend

Projected 2019 investments for MPC

- Focused on enhancing margin capture system-wide
- Disciplined allocation to projects with superior returns
- Value-added returns on total capital; 14.5% ROCE[1] 3Q18 LTM
- MLPs self-fund capital, with limited parent support

($ billions)

MPC	2019E	2020E
Growth Capital	1.8	1.8
Maintenance Capital	1.0	1.0
Total MPC (excluding MLPs)	**2.8**	**2.8**

MPLX	2019E	2020E
Growth Capital	2.2	2.0
Maintenance Capital	0.2	0.2
Total MPLX	**2.4**	**2.2**

ANDX	2019E	2020E
Growth Capital	0.6	0.6
Maintenance Capital	0.1	0.1
Total ANDX	**0.7**	**0.7**

[1] Per Bloomberg as of November 30, 2018

Stable and Growing Dividend

- Secure throughout business cycles
- Growth commensurate with the business
- Targeting ≥ 10% long-term growth rate



Annual Dividends
($ per share)
$0.60
$0.77
$0.92
$1.14
$1.36
$1.52
$1.84
$2.12 1
Targeting ≥ 10% long term growth rate
2012
2013
2014
2015
2016
2017
2018
2019E

[1] 2019E based on annualized $0.53 per share dividend announced on January 28, 2019

Consistent Return of Capital Through Share Buybacks

- 4th quarter of 2018: $675 million of repurchases
- Capital return target: ≥ 50% of discretionary free cash flow[1]
- Existing authorization[2]: $4.9 billion, potentially completed by year end 2020



Share Repurchases
($ billions)
7.5
2.4
3.3
2012-2016
(Cummulative)
2017
2018

[1] Discretionary free cash flow = operating cash flow less maintenance and regulatory capex [2] Existing authorization as of December 31, 2018.

Commodity Price Assumptions and Long-Term Outlook

Commodity / Spread ($/BBL, unless noted)	2018 Average[1]	2019 Business Plan[2]	Long-Term Outlook[2]
WTI	$65.00	$64	$50 - $80
Brent-WTI	$6.75	$3.60	$3 - $12
Brent-ANS	$(0.25)	$0.10	$(1) - $2
Brent-ASCI	$5.00	$6.50	$3 - $9
LLS-WTI	$5.00	$3.25	$4 - $9
WTI-Bakken	$2.50	$1.50	$1 - $11
WTI-WCS	$26.25	$22	$20 - $40
ULSD-3% Fuel Oil	$24.00	$34	$30 - $40
Henry Hub ($/MMbtu)	$3.25	$2.95	$2.50 - $4.50
NGL Weighted Average ($/gal)[3]	$0.78	$0.76	$0.60 - $0.95

[1] Full year 2018, rounded to nearest $0.25/BBL [2] MPC estimates [3] Not rounded - Weighted 35% ethane, 35% propane, 12% normal butane, 6% isobutane and 12% C5+

Regional Crack Spread Outlook

USGC LLS 321


$/BBL
$6.00
$8.50
$8.00
$9.25 – $9.75
2016
2017
2018
2019E-2021E Average

Chicago WTI 321


$/BBL
$9.00
$12.75
$14.25
$14 – $16
2016
2017
2018
2019E-2021E Average

WC ANS 321


$/BBL
$12.50
$14.00
$14.25
$15 – $17
2016
2017
2018
2019E-2021E Average

ULSD - 3% Resid Fuel Oil


$/BBL
$19.75
$18.25
$24.00
$30 – $40
2016
2017
2018
2019E-2021E Average

Source: MPC Note: All prices exclude impact of RVO, historical crack spreads rounded to nearest $0.25

Turnaround Accounting Impacts Peer Comparisons

- MPC will continue to expense turnarounds (TAR); ANDV had deferred and amortized these costs
- TAR-adjusted EBITDA will be provided quarterly to increase comparability with peers



Pro-Forma Turnaround Costs
($ billions)
$0.9
$1.0
$1.0
$0.9
2016
2017
2018E
2019E

New MPC Segment Reporting Structure


MARATHON
Refining & Marketing
Refining
Marketing
– Brand
– Wholesale
– Asphalt & Petrochemicals
Midstream
MPLX
ANDX
Retail
Retail
– Speedway
– Other
Direct Dealer
Legacy ANDV
Refining
Refining
Logistics
ANDX
Marketing
Retail
Direct Dealer
Brand
Wholesale
Legacy MPC
Refining & Marketing
Refining
Marketing
– Brand
– Wholesale
– Asphalt & Petrochemicals
Midstream
MPLX
Speedway
Retail

New MPC Segment Reporting Structure

Refining & Marketing

- Regions:
  - Gulf Coast
  - Mid-Con
  - West Coast
- Marketing:
  - Brand
  - Wholesale
  - Asphalt & Petrochemicals

Key Statistics[1]:
- Throughput
- Operating Costs
- Margin[2]

Midstream

- MPLX
- ANDX
- Other midstream assets

Key Statistics:
- Pipeline, terminal, and gathering throughputs
- Natural gas processed
- NGLs fractionated

Retail

- Retail
- Direct dealers

Key Statistics:
- Number of locations
- Fuel volumes and margins
- Merchandise revenue and margin

[1] First quarter 2019 Outlook in Appendix [2] Targeting reporting of regional refining margin with 1Q19 earnings

First Quarter 2019 Outlook

		Crude Throughput[1]	Other Charge/ Feedstocks Throughput[1]	Total Throughput[1]	Sweet Crude	Sour Crude	Turnaround and Major Maintenance	Depreciation and Amortization	Other Manufacturing Cost[2]	Total Direct Operating Costs	Corporate and Other Unallocated Items[3]
		in MBPD			Percent of Throughput		Refinery Direct Operating Costs ($/BBL of Total Throughput)				
Projected 1Q 2019	Gulf Coast Region	1,150	125	1,275	38%	62%	$0.75	$1.10	$3.45	$5.30	
	Mid-Con Region	1,025	50	1,075	71%	29%	$1.50	$1.70	$5.00	$8.20	
	West Coast Region	625	50	675	25%	75%	$3.70	$1.45	$7.65	$12.80	
	MPC Total	2,800	150	2,950	48%	52%	$1.70	$1.45	$5.05	$8.20	$230 MM
1Q 2018	Gulf Coast Region	1,056	167	1,223	40%	60%	$2.87	$1.09	$3.91	$7.87	
	Midwest Region	689	35	724	62%	38%	$0.99	$1.77	$4.16	$6.92	
	MPC Total	1,745	160	1,905	48%	52%	$2.22	$1.37	$4.09	$7.68	$89 MM

Note: The company provides certain financial and statistical data on its website not later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month.

[1] Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers
[2] Includes utilities, labor, routine maintenance and other operating costs
[3] Excludes transaction costs related to the merger with Andeavor

Market Data Terminologies

Metric	Formula
Mid-Con Crack Spread*	• ((2xChicago CBOB Gasoline + Chicago ULSD)/3) x 42 – WTI Prompt
West Coast Crack Spread*	• ((2xLA CARBOB + LA CARB Diesel)/3) x 42 – ANS Prompt
USGC Crack Spread*	• ((2xUSGC CBOB Gasoline +USGC ULSD)/3) x 42 – LLS Prompt
Blended Crack Spread*	• Weighted 38%/24%/38% Mid-Con/West Coast/USGC based on MPC's refining capacity by PADD
Blended Prompt Crude	• Weighted 38%/24%/38% WTI/ANS/LLS
Sweet Crude Basket	• Bakken, Brent, LLS, WTI-Cushing, WTI-Midland
Sour Crude Basket	• ANS, ASCI, Maya, Western Canadian Select

*All crack spreads are reflected net of the associated Renewable Volume Obligation (RVO) cost

MPLX 2019-2020 Outlook – Reconciliation

MARATHON

Adjusted EBITDA and Distributable Cash Flow from Net Income

($ billion)	2019E	2020E
Net income	2.2	2.5
Depreciation and amortization	0.9	1.0
Net interest and other financial costs	0.7	0.7
Adjustment for equity investment earnings & distributions	0.2	0.2
Other	0.0	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

MPLX 2019-2020 Outlook – Reconciliation

Adjusted EBITDA and Distributable Cash Flow from Net Cash Provided by Operating Activities

($ billion)	2019E	2020E
Net cash provided by operating activities	3.2	3.8
Changes in working capital items	0.0	(0.1)
Net interest and other financial costs	0.7	0.7
Unrealized derivative losses (gains)	(0.0)	(0.0)
Other	0.1	0.1
Adjusted EBITDA	4.0	4.5
Adjusted EBITDA attributable to noncontrolling interests	(0.1)	(0.1)
Adjusted EBITDA attributable to MPLX LP	3.9	4.4
Deferred revenue impacts	0.1	0.1
Net interest and other financial costs	(0.7)	(0.7)
Maintenance capital expenditures	(0.2)	(0.2)
Other	0.0	(0.1)
Distributable cash flow attributable to MPLX LP	3.1	3.5

ANDX 2019-2020 Outlook – Reconciliation

EBITDA and Distributable Cash Flow from Net Earnings

($ billion)	2019E	2020E
Net earnings	0.8	0.8
Depreciation and amortization	0.4	0.5
Net interest and other financial costs	0.2	0.3
EBITDA	1.4	1.6
Adjustment for equity investment earnings & distributions	0.0	0.0
Deferred revenue impacts	0.0	0.0
Net interest and other financial costs	(0.2)	(0.3)
Maintenance capital expenditures, net	(0.1)	(0.1)
Other	0.0	0.0
Distributable cash flow	1.1	1.2
Preferred distributions	(0.0)	(0.0)
Distributable cash flow attributable to ANDX	1.1	1.2

Speedway EBITDA Reconciliation

Segment EBITDA to Segment Income from Operations

($ million)	2017		2018		
	Q3	Q4	Q1	Q2	LTM
Speedway Segment Income from Operations	208	148	95	159	610
Plus: Depreciation and Amortization	68	78	79	73	298
Speedway Segment EBITDA	276	226	174	232	908